1 Q1 2024 May 1, 2024 Earnings Presentation Dave Bozeman, President & CEO Arun Rajan, Chief Operating Officer Mike Zechmeister, Chief Financial Officer Chuck Ives, Director of Investor Relations

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to factors such as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry that could adversely impact our profitability; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with seasonal changes or significant disruptions in the transportation industry; risks associated with identifying and completing suitable acquisitions; our dependence on and changes in relationships with existing contracted truck, rail, ocean, and air carriers; risks associated with the loss of significant customers; risks associated with reliance on technology to operate our business; cyber-security related risks; our ability to staff and retain employees; risks associated with operations outside of the U.S.; our ability to successfully integrate the operations of acquired companies with our historic operations; climate change related risks; risks associated with our indebtedness; risks associated with interest rates; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations including environmental-related regulations; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of changes in political and governmental conditions; changes to our capital structure; changes due to catastrophic events; risks associated with the usage of artificial intelligence technologies; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward- looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2024 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Thoughts from President & CEO, Dave Bozeman 3 ■ In Q1, we began implementing a new operating model at the enterprise, divisional and shared service levels, which is evolving our execution and accountability. ■ New way of operating is starting to enable greater discipline, transparency, urgency and consistency in our decision making, based on data and input metrics than can reliably lead to better outputs. It's also setting the tone of how we operate and hold ourselves accountable, helping us make systemic improvements, build operational muscle and drive value at speed. We began to see the benefits of our new operating model in our Q1 execution. ■ As a result of disciplined pricing and capacity procurement efforts, we executed better across our contractual and transactional portfolios in our NAST business in Q1, and in particular, in our truckload business. This resulted in improved optimization of volume and adjusted gross profit per truckload, which improved sequentially despite an increase in linehaul cost per mile for the full quarter versus Q4. Additionally, our truckload volume reflects growing market share, and we outpaced the market indices for the third quarter in a row. ■ We’re moving in the right direction, and at the same time, everyone understands that we have more work to do.

Q1 Highlights 4 ■ Global freight markets continue to be impacted by excess capacity, resulting in a loose market and suppressed transportation rates. ■ Q1 truckload volume declined 0.5% Y/Y, which outpaced the market indices, and truckload AGP/load improved as we moved through the quarter. ■ Red Sea disruption has driven ocean rates higher, but rates have come down from the February peak as capacity has been repositioned and new vessel capacity enters the market. ■ Focused on deploying our new operating model, providing best- in-class service to our customers and carriers, gaining profitable share in targeted market segments, optimizing our structure costs, streamlining our processes by continuing to remove waste and manual touches and ensuring readiness for the eventual freight market rebound ■ Continuing to invest through cycles in improving the customer and carrier experience and in decoupling volume growth from headcount growth $4.4B Total Revenues -4.3% Y/Y $658M Adj. Gross Profits(1) -4.1% Y/Y $127M Income from Ops. -21.1% Y/Y $0.78 Net Income/Share -18.8% Y/Y Q1 2024 1. Adjusted gross profits and adjusted net income per share are non-GAAP financial measures. Refer to pages 20 through 23 for further discussion and a GAAP to Non-GAAP reconciliation. $0.86 of adjusted net income per share(1)

All Other & Corporate ■ Robinson Fresh integrated supply chain solutions generating increased AGP ■ Managed Services Q1 AGP down 0.1% Y/Y ■ Other Surface Transportation AGP decreased 14.6% Y/Y Global Forwarding (GF) ■ Ongoing conflict in the Red Sea has reduced ocean capacity and driven rates higher ■ Ocean volume grew 7.0% Y/Y & air tonnage grew 23.0% Y/Y ■ Continuing to diversify our trade lane and industry vertical exposure North American Surface Transportation (NAST) ■ Adjusted gross profit (AGP) per load/order declined Y/Y in both TL and LTL ■ Truckload volume performance outpaced the market indices for the third quarter in a row ■ Significant opportunities for profitable growth remain in a highly fragmented market ■ Focused on initiatives that improve the customer and carrier experience and lower our cost to serve ■ Productivity improvements driven by removing waste and increasing automation Complementary Global Suite of Services 5 Q1 2024 Adjusted Gross Profits(2) -6.9% Y/Y -0.6% Y/Y 1.2% Y/Y 1. Measured over trailing twelve months. 2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Over half of total revenues came from customers to whom we provide both surface transportation and global forwarding services.(1)

NAST Q1’24 Results by Service 6 ■ Truckload volume down 0.5% year-over-year(2) ■ Truckload AGP per shipment decreased 9.5% due to declining profit per shipment on contractual volume(2) ■ LTL volume up 3.0% and AGP per order decreased 1.0%(2) ■ Other AGP decreased primarily due to a decrease in warehousing and intermodal services 1Q24 1Q23%▲ Truckload (“TL”) $235.7 $261.5 (9.9)% Less than Truckload (“LTL”) $139.5 $137.1 1.7% Other $21.9 $28.1 (21.8)% Total Adjusted Gross Profits $397.1 $426.7 (6.9)% Adjusted Gross Profit Margin % 13.2% 12.9% 30 bps Adjusted Gross Profits(1) ($ in millions) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent.

Truckload Price and Cost Change (1)(2)(3) 7 Truckload Q1 Volume(2)(4) -0.5 % Price/Mile(1)(2)(3) -7.5 % Cost/Mile(1)(2)(3) -7.5 % Adjusted Gross Profit(4) -9.9% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. ■ 65% / 35% truckload contractual / transactional volume mix in Q1 ■ Average routing guide depth of 1.2 in Managed Services business was flat vs. 1.2 in Q1 last year Yo Y % C ha ng e in P ric e an d C os t p er M ile YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 2023 2024 -30% -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Trend


NAST Adjusted Gross Profit $ per Truckload Shipment (left axis)
Average NAST AGP $ per Truckload Shipment (left axis)
NAST Adjusted Gross Profit Margin % (right axis)
NAST Adjusted Gross Profit $ per Truckload Shipment
NAST Adjusted Gross Profit Margin %
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- Disciplined pricing and capacity procurement efforts resulted in improved optimization of volume and AGP per truckload, which improved sequentially despite an increase in linehaul cost per mile for the full quarter vs Q4.[1]
- Profit per load improved as we moved through the quarter, as our new operating model and improved pricing discipline led to better AGP yield within both our committed and transaction business, while our procurement teams improved our cost of hire more than market average.

C.H. ROBINSON

1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

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Global Forwarding Q1’24 Results by Service 9 1Q24 1Q23%▲ Ocean $112.9 $110.1 2.5% Air $30.2 $30.9 (2.4)% Customs $26.1 $23.3 11.8% Other $10.8 $13.6 (19.4)% Total Adjusted Gross Profits $180.0 $177.9 1.2% Adjusted Gross Profit Margin % 21.0% 22.5% (150 bps) Adjusted Gross Profits (1) ($ in millions) ■ Ongoing conflict in the Red Sea is causing transit interruptions and vessel re-routing, which has reduced ocean capacity and driven rates higher on a sequential basis ■ Ocean AGP increased due to a 7.0% increase in shipments, partially offset by a 4.0% decrease in AGP per shipment(2) ■ Air AGP decreased due to a 20.5% decrease in AGP per metric ton shipped, partially offset by a 23.0% increase in metric tons shipped(2) ■ Customs AGP increased due to an 8.5% increase in volume and a 3.5% increase in AGP per transaction(2) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent.

All Other & Corporate Q1’24 Results 10 Robinson Fresh ■ Increased AGP due to a 1.5%(2) increase in case volume and integrated supply chain solutions for retail customers Managed Services ■ Total freight under management of $1.5B in Q1 up Y/Y Other Surface Transportation ■ Decline in AGP primarily driven by a 16.9% decrease in Europe truckload AGP 1Q24 1Q23%▲ Robinson Fresh $33.7 $31.1 8.3% Managed Services $28.9 $29.0 (0.1)% Other Surface Transportation $17.9 $21.0 (14.6)% Total $80.6 $81.1 (0.6)% Adjusted Gross Profits (1) ($ in millions) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent.

Streamlining & Automating Processes to Drive Profitable Growth 11 11

New Customer & Carrier Experiences Driving Digital Adoption 12 ■ Improving customer and carrier outcomes with technology that supports our people and processes ■ Leveraging GenAI to capitalize on our data and information advantage ■ Concurrent workstreams are delivering process optimization by eliminating productivity bottlenecks ■ Accelerating the digital execution of critical touch points in the lifecycle of a load: • Reducing manual tasks per shipment • Reducing time per task 12

Pillars of Our Customer Promise ■ Diversified, global suite of servicesTM - we can reliably meet all logistics services needs today and in the future ■ An information advantage driving smarter solutionsTM and better outcomes through our experience, data and scale ■ Solutions delivered through people you can rely onTM as an extension of your team ■ Technology built by and for supply chain expertsTM - tailored, market-leading solutions that drive better supply chain outcomes 13 Best-in-class solutions delivered through a global network of experts you can rely on

Capital Allocation Priorities: Balanced and Opportunistic 14 Cash Flow from Operations & Capital Distribution ($M) ■ $91 million of cash returned to shareholders in Q1 2024 ■ Q1 2024 capital distribution declined 27% Y/Y due to the decrease in cash from operations ■ More than 25 years of annually increasing dividends, on a per share basis ■ 213K shares deemed repurchased, upon surrender of shares to satisfy tax withholding, at an average price of $75.89 ■ The decline in the cost and price of purchased transportation (inclusive of fuel surcharges) has slowed year-over-year, resulting in less benefit to net operating working capital and cash flow. ■ We'll continue to manage our capital structure to maintain our investment grade credit rating.

15 Appendix

Q1 2024 Transportation Results(1) 16 Three Months Ended March 31 $ in thousands 2024 2023 % Change Total Revenues $ 4,082,588 $ 4,327,965 (5.7) % Total Adjusted Gross Profits(2) $ 627,592 $ 656,934 (4.5) % Adjusted Gross Profit Margin % 15.4% 15.2% 20 bps Transportation Adjusted Gross Profit Margin % 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 16.8% 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% 15.2% 15.4% Q2 17.5% 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% 15.5% Q3 18.4% 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% 15.1% 15.1% Q4 19.0% 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% 15.5% 15.0% Total 17.9% 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% 14.8% 15.2% 1. Includes results across all segments. 2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q1 2024 NAST Results 17 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $4.9 million of restructuring charges in the Three Months Ended March 31, 2024 related to workforce reductions and reprioritizing the efforts of our product and technology teams. Includes $0.8 million of restructuring charges in the Three Months Ended March 31, 2023 related to workforce reductions. Three Months Ended March 31 $ in thousands 2024 2023 % Change Total Revenues $ 3,000,313 $ 3,304,187 (9.2) % Total Adjusted Gross Profits(1) $ 397,110 $ 426,655 (6.9) % Adjusted Gross Profit Margin % 13.2% 12.9% 30 bps Income from Operations(2) $ 108,895 $ 134,022 (18.7) % Adjusted Operating Margin % 27.4% 31.4% (400 bps) Depreciation and Amortization $ 5,350 $ 5,651 (5.3) % Total Assets $ 3,065,996 $ 3,240,898 (5.4) % Average Headcount 6,004 6,870 (12.6) %

Q1 2024 Global Forwarding Results 18 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $3.5 million of restructuring charges in the Three Months Ended March 31, 2024 mainly related to workforce reductions. Includes $1.7 million of restructuring charges in the Three Months Ended March 31, 2023 mainly related to workforce reductions. Three Months Ended March 31 $ in thousands 2024 2023 % Change Total Revenues $ 858,637 $ 789,978 8.7 % Total Adjusted Gross Profits(1) $ 180,045 $ 177,919 1.2 % Adjusted Gross Profit Margin % 21.0% 22.5% (150 bps) Income from Operations(2) $ 31,552 $ 30,116 4.8 % Adjusted Operating Margin % 17.5% 16.9% 60 bps Depreciation and Amortization $ 2,844 $ 5,480 (48.1) % Total Assets $ 1,257,675 $ 1,194,575 5.3 % Average Headcount 4,876 5,471 (10.9) %

Q1 2024 All Other and Corporate Results 19 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $4.6 million of restructuring charges in the Three Months Ended March 31, 2024 related to workforce reductions and reprioritizing the efforts of our product and technology teams. Includes $1.2 million of restructuring charges in the Three Months Ended March 31, 2023 mainly related to workforce reductions. Three Months Ended March 31 $ in thousands 2024 2023 % Change Total Revenues $ 553,361 $ 517,505 6.9% Total Adjusted Gross Profits(1) $ 80,574 $ 81,066 (0.6%) Income (loss) from Operations(2) $ (13,314) $ (3,105) N/M Depreciation and Amortization $ 15,684 $ 13,249 18.4% Total Assets $ 1,148,417 $ 1,160,111 (1.0%) Average Headcount 4,110 4,561 (9.9%)

20 Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below: Three Months Ended March 31 $ in thousands 2024 2023 Revenues: Transportation $ 4,082,588 $ 4,327,965 Sourcing 329,723 283,705 Total Revenues $ 4,412,311 $ 4,611,670 Costs and expenses: Purchased transportation and related services 3,454,996 3,671,031 Purchased produced sourced for resale 299,586 254,999 Direct internally developed software amortization 10,222 7,317 Total direct costs $ 3,764,804 $ 3,933,347 Gross profit & Gross profit margin $ 647,507 14.7% $ 678,323 14.7% Plus: Direct internally developed software amortization 10,222 7,317 Adjusted gross profit/Adjusted gross profit margin $ 657,729 14.9% $ 685,640 14.9% Non-GAAP Reconciliations

Non-GAAP Reconciliations 21 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. Our adjusted operating margin - excluding restructuring is a similar non-GAAP financial measure to adjusted operating margin, but also excludes the impact of restructuring. We believe adjusted operating margin and adjusted operating margin - excluding restructuring are useful measures of our profitability in comparison to our adjusted gross profit, which we consider a primary performance metric as discussed above. The comparisons of operating margin to adjusted operating margin and adjusted operating margin - excluding restructuring are presented below: Three Months Ended March 31 $ in thousands 2024 2023 Total Revenues $ 4,412,311 $ 4,611,670 Income from operations 127,133 161,033 Operating margin 2.9% 3.5% Adjusted gross profit $ 657,729 $ 685,640 Income from operations 127,133 161,033 Adjusted operating margin 19.3% 23.5% Adjusted gross profit $ 657,729 $ 685,640 Adjusted income from operations(1) 140,076 164,755 Adjusted operating margin - excluding restructuring 21.3% 24.0% 1. In the Three Months Ended March 31, 2024, we incurred restructuring expenses of $7.9 million related to workforce reductions and $5.0 million of other charges, primarily related to an impairment of internally developed software due to reprioritizing the efforts of our product and technology teams on fewer initiatives to accelerate the capabilities of our platform. In the Three Months Ended March 31, 2023, we incurred restructuring expenses of $3.6 million related to workforce reductions and $0.1 million of other charges.

Non-GAAP Reconciliations

Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and adjusted net income per share (diluted) are non-GAAP financial measures. Adjusted income (loss) from operations and adjusted net income per share (diluted) is calculated as income (loss) from operations, adjusted operating margin - excluding restructuring, and net income per share (diluted) excluding the impact of restructuring. The adjustments to net income per share (diluted) include restructuring-related costs and a foreign currency loss on divested operations. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and adjusted net income per share (diluted). The reconciliation of income (loss) from operations to adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and net income per share (diluted) to adjusted income (loss) from operations and adjusted net income per share (diluted) is presented below (in thousands except per share data):

	Three Months Ended March 31, 2024			
	NAST	Global Forwarding	All Other and Corporate	Consolidated
Income (loss) from operations	$ 108,895	$ 31,552	$ (13,314)	$ 127,133
Severance and other personnel expenses	3,026	3,215	1,701	7,942
Other selling, general, and administrative expenses	1,878	261	2,862	5,001
Total adjustments to income (loss) from operations[(1)(2)]	4,904	3,476	4,563	12,943
Adjusted income (loss) from operations	**$ 113,799**	**$ 35,028**	**$ (8,751)**	**$ 140,076**
Adjusted gross profit	$ 397,110	$ 180,045	$ 80,574	$ 657,729
Adjusted income (loss) from operations	113,799	35,028	(8,751)	140,076
Adjusted operating margin - excluding restructuring	28.7%	19.5%	N/M	21.3%
			$ in 000's	per share
Net income and per share (diluted)			$ 92,904	$ 0.78
Restructuring and related costs, pre-tax[(1)]			12,943	0.11
Tax effect of adjustments			(3,101)	(0.03)
Adjusted net income and per share (diluted)			**$ 102,746**	**$ 0.86**

1. The Three Months Ended March 31, 2024 includes restructuring expenses of $7.9 million related to workforce reductions and $5.0 million of other charges, primarily related to an impairment of internally developed software due to reprioritizing the efforts of our product and technology teams on fewer initiatives to accelerate the capabilities of our platforms.

C.H. ROBINSON

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Non-GAAP Reconciliations 23 Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and adjusted net income per share (diluted) are non-GAAP financial measures. Adjusted income (loss) from operations and adjusted net income per share (diluted) is calculated as income (loss) from operations, adjusted operating margin - excluding restructuring, and net income per share (diluted) excluding the impact of restructuring. The adjustments to net income per share (diluted) include restructuring-related costs and a foreign currency loss on divested operations. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and adjusted net income per share (diluted). The reconciliation of income (loss) from operations to adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and net income per share (diluted) to adjusted income (loss) from operations and adjusted net income per share (diluted) is presented below (in thousands except per share data): Three Months Ended March 31, 2023 NAST Global Forwarding All Other and Corporate Consolidated Income (loss) from operations $ 134,022 $ 30,116 $ (3,105) $ 161,033 Severance and other personnel expenses 829 1,538 1,231 3,598 Other selling, general, and administrative expenses — 124 — 124 Total adjustments to income (loss) from operations(1) 829 1,662 1,231 3,722 Adjusted income (loss) from operations $ 134,851 $ 31,778 $ (1,874) $ 164,755 Adjusted gross profit $ 426,655 $ 177,919 $ 81,066 $ 685,640 Adjusted income (loss) from operations 134,851 31,778 (1,874) 164,755 Adjusted operating margin - excluding restructuring 31.6% 17.9% N/M 24.0% $ in 000's per share Net income and per share (diluted) $ 114,891 $ 0.96 Restructuring and related costs, pre-tax(1) 3,722 0.03 Foreign currency loss on divested operations, pre-tax 1,757 0.02 Tax effect of adjustments (894) (0.01) Adjusted net income and per share (diluted) $ 119,476 $ 1.00 1. The Three Months Ended March 31, 2023 includes restructuring expenses of $3.6 million related to workforce reductions and $0.1 million of other charges.

24 Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com